UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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SUPERIOR DRILLING PRODUCTS, INC.

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SUPERIOR DRILLING PRODUCTS, INC

1583 South 1700 East

Vernal, Utah 84078

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held August 2, 2019

Dear Stockholders:

We cordially invite you to attend our 2019 annual meeting of stockholders. The meeting will be held on August 2, 2019 at 9:00 a.m. (Mountain time), at our corporate offices at 1583 South 1700 East, Vernal, Utah 84078. At the meeting we will:

1.	Elect two Class II members of the Board of Directors to serve until our 2022 meeting of the stockholders;

2.	Ratify the appointment of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019; and

3.	Transact any other business as may properly come before the meeting.

Stockholders who owned our common stock at the close of business on June 10, 2019 may attend and vote at the meeting. A stockholders’ list will be available at our offices at 1583 South 1700 East, Vernal, Utah 84078 for a period of ten days prior to the meeting. We hope that you will be able to attend the meeting in person.

Your vote is important. Whether or not you expect to attend the meeting, please sign and date the enclosed proxy card and return it to us promptly. A stamped envelope has been provided for your convenience. Alternatively, you may vote via the telephone or the Internet by following the instructions set forth on the enclosed proxy card. The prompt return of proxies will ensure a quorum and save us the expense of further solicitation.

We look forward to seeing you at the meeting.

By order of the Board of Directors,

/s/ Annette Meier
Annette D. Meier
Secretary

June 14, 2019

YOUR VOTE IS IMPORTANT

Your vote is important. We urge you to review the accompanying Proxy Statement carefully and to submit your proxy as soon as possible so that your shares will be represented at the meeting.

SUPERIOR DRILLING PRODUCTS, INC.

1583 South 1700 East

Vernal, Utah 84078

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

Our Board of Directors is soliciting proxies for the 2019 annual meeting of stockholders to be held on August 2, 2019 at 9:00 a.m. (Mountain time), at our corporate offices at 1583 South 1700 East, Vernal, Utah 84078, and at any adjournments or postponements of the meeting. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. Please read it carefully.

We will pay the costs of soliciting proxies from stockholders. Our directors, officers and regular employees may solicit proxies on behalf of us, without additional compensation, personally or by telephone.

QUESTIONS AND ANSWERS

Q:	Who can vote at the meeting?

A:	The Board of Directors set June 10, 2019 as the record date for the meeting. You can attend and vote at the meeting if you were a common stockholder at the close of business on the record date, June 10, 2019. On that date, there were 25,034,768 shares of our common stock outstanding and entitled to vote at the meeting.

Q:	What proposals will be voted on at the meeting?

A:	Two proposals are scheduled to be voted upon at the meeting:

●	The election of two Class II members of the Board of Directors to serve until our 2022 meeting of the stockholders; and

●	The ratification of the appointment of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019.

Q:	How do I cast my vote?

A:	If your shares are registered directly in your name with our transfer agent, you are considered the registered stockholder for those shares. As the registered stockholder, you have the right to vote those shares and we will send you the proxy materials and a proxy card. You should sign and return the mailed proxy card in the prepaid and addressed envelope that was enclosed with the proxy materials, and your shares will be voted at the meeting in the manner you direct. In the event that you return a signed proxy card on which no directions are specified, your shares will be voted as recommended by the Board of Directors on all matters, and in the discretion of the proxy holders as to any other matters that may properly come before the meeting or any postponement or adjournment of the meeting. We do not know of any other business to be considered at the meeting other than the proposals noted herein.

If your shares are registered in the name of a broker, bank or other nominee (typically referred to as being held in “street name”), you will receive instructions from your broker, bank or other nominee that must be followed in order for your broker, bank or other nominee to vote your shares per your instructions. Many brokerage firms and banks have a process for their beneficial holders to provide instructions via the Internet or over the telephone. If Internet or telephone voting is unavailable from your broker, bank or other nominee, please complete and return the enclosed voting instruction card in the addressed, postage paid envelope provided.

In the event you do not provide instructions on how to vote, your broker may have authority to vote your shares. Under the rules that govern brokers who are voting with respect to shares that are held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the ratification of the appointment of independent auditors, but not the election of directors or the ratification of the Plan Amendment. Your vote is especially important. If your shares are held by a broker, your broker cannot vote your shares for the election of directors unless you provide voting instructions. Therefore,

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please instruct your broker regarding how to vote your shares on this matter promptly. See “Vote Required” following each proposal for further information.

If you hold shares through a broker, bank or other nominee and wish to be able to vote in person at the meeting, you must obtain a legal proxy from your broker, bank or other nominee and present it to the inspector of election with your ballot at the meeting.

Q:	What voting methods are available?

A:	We send proxy cards to all registered stockholders to enable them to vote their shares. Stockholders who submit a proxy card need not vote at the meeting. However, we will pass out written ballots to any registered stockholder or holder of a legal proxy who wishes to vote in person at the meeting. Alternatively, you may vote via the telephone or the Internet by following the instructions set forth on the enclosed proxy card.

Q:	Can I vote by telephone or via the Internet?

A:	Yes, you may vote via the telephone or the Internet by following the instructions set forth on the enclosed proxy card.

Q:	Are the proxy materials available on the Internet?

A:	Pursuant to the rules of the Securities and Exchange Commission (the “SEC”), we are providing access to our proxy materials both by sending you this full set of proxy materials, including a proxy card, and by notifying you of the availability of our proxy materials on the Internet. This proxy statement and a copy of our Annual Report on Form 10-K for the year ended December 31, 2018 are available on the “Investors” section of our web site at www.sdpi.com. Additionally, and in accordance with SEC rules, we maintain the proxy materials on our website in a manner that will not infringe on your anonymity if you access them.

Q:	Can I revoke or change my proxy?

A:	Yes. You may revoke or change a previously delivered proxy at any time before the meeting by delivering another proxy with a later date, by voting again via the Internet or by telephone, or by delivering written notice of revocation of your proxy to our Secretary at our principal executive offices before the beginning of the meeting. You may also revoke your proxy by attending the meeting and voting in person, although attendance at the meeting will not, in and of itself, revoke a valid proxy that was previously delivered. If you hold shares through a broker, bank or other nominee, you must contact that nominee to revoke any prior voting instructions. You also may revoke any prior voting instructions by voting in person at the meeting if you obtain a legal proxy as described above.

Q:	How does the Board recommend I vote on the proposals?

A:	The Board recommends you vote “FOR” the Class II member nominees to our Board of Directors and “FOR” the ratification of the appointment of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019.

Q:	Who will count the vote?

A:	The inspector of election will count the vote. Our Secretary will act as the inspector of election.

Q:	What is a “quorum?”

A:	A quorum is the number of shares that must be present to hold the meeting. The quorum requirement for the meeting is a majority of the outstanding shares as of the record date, present in person or represented by proxy. Your shares will be counted for purposes of determining if there is a quorum if you are present and vote in person at the meeting; or have voted on the Internet, by telephone or by properly submitting a proxy card or voting instruction card by mail. Abstentions and broker non-votes also count toward the quorum. An abstention will have the same practical effect as a vote against the ratification of the appointment of our independent registered public accounting firm. “Broker non-votes” occur when brokers, banks or other nominees that hold shares on behalf of beneficial owners do not receive voting instructions from the beneficial owners prior to the meeting and do not have discretionary voting authority to vote those shares. Annette and Troy Meier (the “Meiers”) currently control approximately 41.4% of the voting power entitled to vote at the meeting. Accordingly, the Meiers have a substantial portion of the voting power to constitute a quorum at the meeting and to ensure the approval of the proposals described below.

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Q:	What happens if there is not a quorum at the meeting?

A:	Pursuant to our bylaws, the meeting may be adjourned by the chairman of the meeting to reconvene at the same or some other place. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjournment shall be given to each stockholder of record entitled to vote at the meeting. If the adjournment is for less than 30 days, no additional notice will be delivered.

Q:	What vote is required to approve each item?

A:	The following table sets forth the voting requirement with respect to each of the proposals:

Proposal 1 — Election of Class II Members of the Board of Directors.	The nominees for election at the annual meeting who receives the greatest number of “FOR” votes cast by the stockholders, a plurality, will be elected as our Class II members of the Board of Directors.

Proposal 2 — Ratification of appointment of independent registered public accounting firm.	To be approved by stockholders, this proposal must receive the affirmative “FOR” vote of the holders of a majority of the shares represented at the meeting, in person or by proxy, and entitled to vote.

Q:	What does it mean if I get more than one proxy card?

A:	Your shares are probably registered in more than one account. You should vote each proxy card you receive. We encourage you to consolidate all your accounts by registering them in the same name, social security number and address. This can be accomplished by contacting your stock broker.

Q:	How many votes can I cast?

A:	On all matters you are entitled to one vote per share.

Q:	Where can I find the voting results of the meeting?

A:	The preliminary voting results will be announced at the meeting. The final results will be published in a Current Report on Form 8-K to be filed by us with the SEC within four business days of the meeting.

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Proposal 1

ELECTION OF DIRECTORS

We have classified our Board of Directors into three classes. Directors in each Class I, Class II and Class III are elected to serve for staggered three-year terms, after an initial term of one year, two years and three years, respectively, and until either they are re-elected or their successors are elected and qualified or until their earlier resignation or removal. Only one class of directors will be elected at each annual meeting of the stockholders.

At the meeting, two Class II members of the Board of Directors are to be elected. Based on the recommendation of the Nominating and Corporate Governance Committee, the Board has recommended Annette Meier and James R. Lines for election as Class II directors with their term to expire at our 2022 annual meeting of stockholders or until his earlier resignation or removal.

The nominees have consented to being nominated and have expressed their intention to serve if elected. We believe that the nominees possess the professional and personal qualifications necessary for board service, and have highlighted particularly noteworthy attributes for the nominees in their biography below. We have no reason to believe that the nominees will be unable to serve if elected to office and, to our knowledge, the nominees intend to serve the entire term for which election is sought. Only the nominees or substitute nominees designated by the Board will be eligible to stand for election as directors at the meeting.

Nominees

Annette Meier. Ms. Meier has served as our Class II Director, President and Chief Operating Officer since 2014. Ms. Meier has over 23 years of experience in the oil and gas industry. Since our inception in 1999 to the present, Ms. Meier has managed all of our day-to-day operations and business. In 2008, Ms. Meier envisioned and co-created “CHUCK,” our custom shop management and inventory program software. Ms. Meier was also instrumental to the development of the “nucleus grinding system” that is currently utilized in our new manufacturing processes. In 2005, Ms. Meier served as the creator and chief architect of the Ropers Business Park, the state-of-the-art campus that houses our remanufacturing and new manufacturing facilities in Vernal, Utah. Ms. Meier’s understanding of our business processes resulted in her designing and facilitating the SMART FACILITY layout, process and control systems within the manufacturing plant. Previously, in 1993, Ms. Meier co-founded and managed our predecessor company, Rocky Mountain Diamond. As the co-founder, Ms. Meier for the last six years has focused 100% of her attention on our development and growth. In 2015, Ms. Meier was elected to serve on the Governors Office of Economic Development Board (GOED) for the State of Utah. Ms. Meier has been the recipient of numerous state, local and industry awards over the years that recognized her for innovation and leadership.

Ms. Meier was selected to serve on our Board of Directors because of her extensive industry experience, her role as our co-founder and substantial knowledge of our day-to-day operations, and her and Mr. Meier’s majority shareholding. Ms. Meier is married to G. Troy Meier.

James R. Lines. Mr. Lines has served as a Class II director since December 2016, and is Chairman of the Audit Committee. He also serves on the Compensation Committee and the Nominating and Governance Committee of our Board of Directors. Mr. Lines has served as President and Chief Executive Officer of Graham Corporation since January 2008. Graham designs, manufactures and sells critical equipment for the energy, defense and chemical/petrochemical industries. Previously, Mr. Lines served as Graham’s President and Chief Operating Officer since June 2006. Mr. Lines has served Graham in various capacities since 1984, including Vice President and General Manager, Vice President of Engineering and Vice President of Sales and Marketing. Prior to joining its management team, he served Graham as an application engineer and sales engineer as well as a product supervisor. Mr. Lines holds a B.S. in Aerospace Engineering from the State University of New York at Buffalo.

Mr. Lines was selected by the Board of Directors due to his extensive experience in growing a midsize business, as well as his background in manufacturing and engineering in the energy industry.

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Directors

All of the current members of the Board of Directors are listed in the following table, and certain information concerning those directors, except Ms. Meier and Mr. Lines, who are also director nominees, follows the table:

Name	Age	Position
G. Troy Meier	57	Board Chair, Class III Director (term expires at 2020 Annual Meeting) and Chief Executive Officer
Annette Meier	56	Class II Director (term expires at 2019 Annual Meeting), Class II Director Nominee, President and Chief Operating Officer
James R. Lines	57	Class II Director (term expires at 2019 Annual Meeting) and Class II Director Nominee
Robert Iversen	64	Class III Director (term expires at 2020 Annual Meeting)
Michael V. Ronca	65	Class I Director (term expires at 2021 Annual Meeting)

G. Troy Meier. Mr. Meier has served as our Board Chair, one of our Class III Directors and Chief Executive Officer since 2014. Mr. Meier has over 36 years of experience in the oil and gas industry. Mr. Meier and co-founder Annette Meier founded our predecessor company in 1999. Since that time through the present, Mr. Meier has spearheaded the development of our new manufacturing business and our research and development activities. As our chief innovator, Mr. Meier has been responsible for not only inventing, but also designing, engineering and manufacturing industry specific machinery and processes and has several patent applications pending. Previously, in 1993, Mr. Meier started our predecessor company, Rocky Mountain Diamond, after thirteen years with Christensen Diamond and its successors. At Christensen Diamond, Mr. Meier established overseas factories in Ireland, Venezuela and China. In addition, Mr. Meier designed tools to improve efficiency both in the plants and in the field. Previously, Mr. Meier had been Christensen Diamond’s first drill bit fabricator specialist and by age 28, was made the Northern Region design engineer responsible for designing drill bits, core systems, centric bits, nozzle systems and related products. As the co-founder, Mr. Meier for the last six years has focused 100% of his attention on our development and growth.

Mr. Meier was selected to serve on our Board of Directors and as the Board Chair because of his extensive industry experience, his role as our co-founder and chief innovator, and his and Ms. Meier’s majority shareholding. Mr. Meier is married to Annette Meier.

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Robert E. Iversen. Mr. Iversen has served as a Class III Director since 2014, Lead Director from December 2016 through August 2019, and has been the Chairman of the Compensation Committee since joining the Board. He has also been a member of the Audit Committee and the Nominating and Governance Committee since 2014. Mr. Iversen has broad executive and operational management experience in the sales, service, and manufacturing sectors of the global upstream oil and gas industry. Currently, Mr. Iversen is a partner and president of CTI Energy Services, LLC of Springtown, Texas, a drilling services company he started in 2011. Mr. Iversen has strong experience in the development and commercialization of new technology products and in company marketing and advertising programs. Previously, Mr. Iversen collaborated with G. Troy Meier as a partner and senior vice president in Tronco Energy Services from 2008 to 2011. From 2002 to 2008, he served as President and other C-level positions with Ulterra Drilling Technologies (Fort Worth, Texas), INRG (Houston, Texas) and NQL Energy Services (Nisku, Alberta). In 1994, Mr. Iversen and partners purchased the U.S. division of DBS Stratabit, a small, underperforming diamond bit company, where, as President until 2002, he built it into a top tier provider of high technology products. Mr. Iversen previously held numerous executive positions in marketing, technology and engineering at various divisions of the Baker Hughes companies, and their predecessors, from 1980 through 1994. Mr. Iversen holds a Bachelor of Science Petroleum Engineering, Montana Tech, as well as numerous technical and executive post-graduate certifications.

Mr. Iversen was selected to serve on our Board of Directors because of his strong experience with start-up companies and the development and commercialization of new technology products. Mr. Iversen further brings his broad executive and operational management expertise in the oil and gas industry.

Michael Ronca. Mr. Ronca has served as a Class I director since 2014, Lead Independent Director as of August 2019 and is Chairman of the Nominating and Governance Committee. He also serves on the Audit Committee and Compensation Committee of our Board of Directors. Mr. Ronca has over 30 years of experience as an executive building and monetizing businesses. Since 2009, Mr. Ronca has served as President and Chief Executive Officer of EagleRidge Energy, LLC, an oil and gas exploration and development company active in north and central Texas. Previously, he served as Chairman of BAS Oil & Gas, a private company active in developing reserves in the Barnett Shale trend in North Texas. Mr. Ronca has a long history of participating in the energy industry starting with his time at Tenneco Inc., where he served as the Assistant to the Chairman and CEO and later established a new oil and gas division which operated throughout the offshore and onshore Gulf Coast region. He later executed a leveraged buyout with the backing of private equity and soon after took the company public on the NYSE under the name of Domain Energy where he also served as President and CEO. In 1998, Domain Energy merged into Range Resources where Mr. Ronca served as Chief Operating Officer for several years. Mr. Ronca has a BS degree from Villanova University and an MBA in Finance from Drexel University.

Mr. Ronca was selected to serve on our Board of Directors because of his strong experience within the oil and gas industry.

Director Independence

The majority of the members of the Board of Director, at any given time, must qualify as “independent” under NYSE American rules.

Our Board of Directors has undertaken a review of the independence of each of our directors and director nominees and has affirmatively determined that each of our other non-employee directors, which include Messrs. Lines, Ronca and Iversen, are “independent,” as defined by the NYSE American rules. Under the NYSE American rules, a director can be independent only if (a) the director does not trigger a categorical bar to independence and (b) our Board of Directors affirmatively determines that the director does not have a relationship which, in the opinion of our Board of Directors, would interfere with the exercise of independent judgment by the director in carrying out the responsibilities of a director. Based on information provided by the directors and the director nominees concerning their background, employment and affiliations, our Board of Directors has determined that the non-employee directors do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making this determination, our Board of Directors considered the current and prior relationships that each of the non-employee directors has with us, and all other facts and circumstances our Board of Directors deemed relevant in determining independence, including any beneficial ownership of our capital stock by each of the non-employee directors.

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Board Leadership Structure

Our Board of Directors has adopted our Corporate Governance Guidelines, which is available on our website, www.sdpi.com in the “Corporate Governance” subsection of the “Investors” section. Our Corporate Governance Guidelines provide that one of our independent directors should serve as our Lead Independent Director at any time when our Chief Executive Officer serves as the Chairman of our Board of Directors, or if the Chairman is not otherwise independent. Because Mr. Meier is our Chairman, our Board of Directors has appointed Mr. Iversen to serve as our Lead Independent Director. Bob Iversen served as our Lead Independent Director from December 2016 through August 2019. Michael Ronca was appointed to replace Mr. Iversen and will serve as Lead Independent Director beginning in August 2019. The Lead Independent Director presides over periodic meetings of our independent directors, serves as a liaison between our Chairman and our independent directors and performs such additional duties as our Board of Directors might otherwise determine and delegate.

Our Board of Directors believes that our Chief Executive Officer is best situated to serve as Chairman of the Board because he is the director most familiar with our business and industry, and the director most capable of effectively identifying strategic priorities and leading the discussion and execution of our strategy. Independent directors and management have different perspectives and roles in strategy development. Our independent directors bring experience, oversight and expertise from outside the Company and the oil and gas industry, while the Chief Executive Officer brings Company-specific experience and expertise. Our Board of Directors believes that the combined role of Chairman of the Board and Chief Executive Officer promotes strategy development and execution, and facilitates information flow and communication between senior management and the Board of Directors, which are both essential to effective governance.

One of the key responsibilities of the Board of Directors is to develop a strategic direction for us and to hold management accountable for the execution of our strategy once it is developed. The Board of Directors believes that the combined role of Chairman and Chief Executive Officer, together with our having a Lead Independent Director, is in the best interest of the stockholders because it provides the appropriate balance between strategy development and independent oversight of management.

Board of Directors and Risk Oversight

In the normal course of its business, we are exposed to a variety of risks, including market risks relating to changes in commodity prices, interest rates, political risks and credit and investment risk. The Board oversees our strategic direction, and in doing so considers the potential rewards and risks of our business opportunities and challenges, and monitors the development and management of risks that impact our strategic goals. The Audit Committee assists the Board in fulfilling its oversight responsibilities by monitoring the effectiveness of our systems of financial reporting, auditing, internal controls and legal and regulatory compliance. The Nominating and Governance Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks associated with Board organization, membership and structure, succession planning for our directors and executive officers and corporate governance. The Compensation Committee assists the Board in fulfilling its oversight responsibilities by overseeing our compensation policies and practices.

Communicating with our Board of Directors

Stockholders and other interested parties may communicate by writing to: Superior Drilling Products, Inc., P.O. Box 1656, Vernal, Utah 84078. Stockholders may submit their communications to the Board, any committee of the Board or individual directors on a confidential or anonymous basis by sending the communication in a sealed envelope marked “Stockholder Communication with Directors” and clearly identify the intended recipient(s) of the communication.

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Our Secretary will review each communication and other interested parties and will forward the communication, as expeditiously as reasonably practicable, to the addressees if: (1) the communication complies with the requirements of any applicable policy adopted by the Board relating to the subject matter of the communication; and (2) the communication falls within the scope of matters generally considered by the Board. To the extent the subject matter of a communication relates to matters that have been delegated by the Board to a committee or to an executive officer of the Company, then our Secretary may forward the communication to the executive officer or chairman of the committee to which the matter has been delegated. The acceptance and forwarding of communications to the members of the Board or an executive officer does not imply or create any fiduciary duty of the Board members or executive officer to the person submitting the communications.

Information may be submitted confidentially and anonymously, although the Company may be obligated by law to disclose the information or identity of the person providing the information in connection with government or private legal actions and in other circumstances. The Company’s policy is not to take any adverse action, and not to tolerate any retaliation, against any person for asking questions or making good faith reports of possible violations of law, our policies or our Code of Business Conduct and Ethics.

Annual Meeting Attendance

Although we do not have a formal policy regarding attendance by members of the Board at our annual meeting of stockholders, we encourage directors to attend. Two of our directors attended the 2018 annual meeting of stockholders.

Board and Committee Activity, Structure and Compensation

Our Board of Directors is governed by our Certificate of Incorporation, Bylaws, charters of the standing committees of the Board of Directors and the laws of the State of Utah.

During 2018, our Board of Directors held four meetings. All directors attended at least 75% of the total meetings of the Board and the committees on which they served. There are currently three standing committees of the Board: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Members serve on these committees until their resignation or until as otherwise determined by our Board of Directors. The composition of the Board committees comply with the applicable rules of the NYSE American and applicable law. Our Board of Directors has adopted written charter for each of the standing committees, which can be found in the “Corporate Governance” subsection of the “Investors” section of our website at www.sdpi.com. In addition to the above governing documents, our Code of Business Conduct and Ethics that applies to all of our employees, as well as each member of the Board, can also be found in the “Corporate Governance” subsection of the “Investors” section of our website at www.sdpi.com The composition and responsibilities of each of the standing committees of our Board of Directors are as follows:

Audit Committee. Our Audit Committee is comprised solely of “independent” directors, as defined under and required by Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the NYSE American rules. Our Audit Committee is directly responsible for, among other things, the appointment, compensation, retention and oversight of our independent registered public accounting firm. The oversight of our independent public accounting firm includes reviewing the plans and results of the audit engagement with the firm, approving any additional professional services provided by the firm and reviewing the independence of the firm. Commencing with our first report on internal controls over financial reporting, the Committee will be responsible for discussing the effectiveness of the internal controls over financial reporting with our independent registered public accounting firm and relevant financial management. The members of this Committee are, and during the year ended December 31, 2018, were, Messrs. Lines, Iversen and Ronca, with Mr. Lines serving as committee chair. Our Board of Directors has determined that Mr. Lines qualifies as an “audit committee financial expert,” as defined by the rules under the Exchange Act. The Audit Committee held five meetings in 2018.

Nominating and Governance Committee. Our Nominating and Governance Committee consists solely of “independent” directors, as defined under and required by NYSE MKT rules. The Nominating and

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Governance Committee is responsible for, among other things, identifying individuals qualified to become Board members; selecting or recommending to the Board of Directors director-nominees for each election of directors; developing and recommending to the Board of Directors criteria for selecting qualified director candidates; considering committee member qualifications, appointments and removals; recommending corporate governance principles, codes of conduct and compliance mechanisms; providing oversight in the evaluation of the Board of Directors and each committee; and developing an appropriate succession plan for our chief executive officer. The members of this Committee are, and during the year ended December 31, 2018, were, Messrs. Lines, Ronca and Iversen, with Mr. Ronca serving as committee chair. The Nominating and Governance Committee held two meetings in 2018.

Compensation Committee. Our Compensation Committee consists solely “independent” directors, as defined under and required by the NYSE MKT rules, “non-employee directors” under Section 16 of the Exchange Act and “outside directors” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The Compensation Committee is responsible for, among other things, supervising and reviewing our affairs as they relate to the compensation and benefits of our executive officers and non-employee directors. In carrying out these responsibilities, the Compensation Committee reviews all components of executive compensation for consistency with our compensation philosophy and with the interests of our stockholders. The members of this Committee are, and during the year ended December 31, 2018, were Messrs. Lines, Ronca and Iversen, with Mr. Iversen serving as committee chair. The Compensation Committee held three meetings in 2018.

Role of the Board, Compensation Committee and our Executive Officers

Executive compensation decisions are typically made on an annual basis by the Compensation Committee with input from our Chief Executive Officer, our Chief Operating Officer and our Chief Financial Officer. Specifically, after reviewing relevant market data and surveys within our industry, our CEO, COO and CFO typically provide recommendations to the Compensation Committee regarding the compensation levels for our existing named executive officers (including themselves) and our executive compensation program as a whole. Our CEO, COO and CFO attend all Compensation Committee meetings. After considering these recommendations, the Compensation Committee typically meets in executive session and adjusts base salary levels, cash bonus awards and determines the amount of any equity grants for each of our named executive officers. In making executive compensation recommendations, our CEO, COO and CFO consider each named executive officer’s performance during the year, the Company’s performance during the year, as well as comparable company compensation levels. While the Compensation Committee gives considerable weight to our CEO’s, COO’s and CFO’s recommendations on compensation matters, the Compensation Committee has the final decision-making authority on all executive compensation matters. No other officers have assumed a role in the evaluation, design or administration of our executive officer compensation program.

Role of External Advisors

No external advisors were engaged by the Board or any of its committees during the years ended December 31, 2017 or 2018.

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Director Nominations Process.

Our Bylaws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to our Board of Directors at our annual meeting of stockholders. Historically, we have not had a formal policy concerning stockholder nominations of individuals to stand for election to the Board, other than the provisions contained in our Bylaws. Although we have received one recommendation from a stockholder requesting that the Board or the Nominating and Governance Committee consider a candidate for inclusion among the slate of nominees in this proxy statement, we believe that no formal policy, in addition to the provisions contained in our Bylaws, concerning stockholder recommendations is needed.

In addition to stockholder nominations, the Nominating and Governance Committee may utilize a variety of methods for identifying potential nominees for directors, including considering potential candidates who come to their attention through current officers, directors, professional search firms or other persons. Once a potential nominee has been identified, the Nominating and Governance Committee evaluates whether the nominee has the appropriate skills and characteristics required to become a director in light of the then current make-up of the Board. This assessment includes an evaluation of the nominee’s judgment and skills, such as experience at a strategy/policy setting level, financial sophistication, leadership and objectivity, all in the context of the perceived needs of the Board at that point in time. Our Board of Directors believes that at a minimum all members of the Board should have the highest professional and personal ethics and values. In addition, each member of the Board must be committed to increasing stockholder value and should have enough time to carry out his or her responsibilities as a member of the Board.

Our Bylaws provide that nominations for the election of directors may be made by any stockholder entitled to vote in the election of directors; provided, however, that a stockholder may nominate a person for election as a director at a meeting only if written notice of such stockholder’s intent to make such nomination has been given to our Secretary as described in “Deadline for Receipt of Stockholder Proposals” in this proxy statement. Each notice must set forth: (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of our capital stock which are owned beneficially or of record by the person (if any), and (iv) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, (b) as to the stockholder giving the notice, (i) the name and address, as they appear on our books, of such stockholder and (ii) the class and number of our shares that are beneficially owned by such stockholder and that are owned of record by such stockholder; and (c) a representation that the stockholder is a holder of record of our stock entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to introduce the director nominee.

Compensation of Directors. Our employee directors are not separately compensated for their service as a director. In 2018, each of our non-employee directors received 41,095 shares of restricted common stock for his service as a director. In addition to receiving shares of stock, our non-employee directors received the following cash fees: Mr. Iversen, $118,000; Mr. Ronca, $75,000; and Mr. Lines $82,500. The members of our Board of Directors are entitled to reimbursement of their expenses incurred in connection with the attendance at Board and committee meetings in accordance with Company policy.

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The following table summarizes the annual compensation for our non-employee directors during 2018.

Name (a)	Fees Earned or Paid in Cash (b)	Stock Awards (c) (1)	Option Awards (d)	Non-Equity Incentive Plan Compensation (e)	Nonqualified Deferred Compensation Earnings (f)	All Other Compensation (g)	Total (h)
James R.Lines	$82,500	$76,437	—	—	—	—	$158,937
Robert Iversen	$118,000	$76,437	—	—	—	—	$194,437
Michael V. Ronca	$75,000	$76,437	—	—	—	—	$151,437

(1)	Reflects the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 of awards granted by the Board of Directors. See Note 10 Share-Based Compensation in the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2018. The grant date fair value for restricted stock awards is based on the average price of our common stock on the grant date (August 3, 2018), which was $1.86 per share, respectively. As of December 31, 2018, Mr. Iversen and Mr. Ronca each have an aggregate of 98,036 outstanding shares of unvested restricted stock and Mr. Lines has an aggregate of 79,874 outstanding shares of unvested restricted stock. Mr. Iversen’s and Mr. Ronca’s restricted stock awards have the following vesting schedule: a) for the shares granted on November 10, 2016: 33 1/3% of the shares of restricted common stock vested on the first anniversary of the date of grant, 33 1/3% of the shares of restricted common stock vested on the second anniversary of the date of grant and 33 1/3% of the shares of restricted common stock will vest on the third anniversary of the date of grant in each case, so long as the director continues to serve on the Board through such date, b) for the shares granted on December 4, 2017: 33 1/3% of the shares of restricted common stock vested on the first anniversary of the date of grant, 33 1/3% of the shares of restricted common stock will vest on the second anniversary of the date of grant and 33 1/3% of the shares of restricted common stock will vest on the third anniversary of the date of grant in each case, so long as the director continues to serve on the Board through such date, and c) for the shares granted on August 3, 2018: 33 1/3% of the shares of restricted common stock will vest on the first anniversary of the date of grant, 33 1/3% of the shares of restricted common stock will vest on the second anniversary of the date of grant and 33 1/3% of the shares of restricted common stock will vest on the third anniversary of the date of grant in each case, so long as the director continues to serve on the Board through such date. Mr. Lines restricted stock awards will vest in accordance with the following vesting schedule: for the shares granted on a) December 4, 2017: 33 1/3% of the shares of restricted common stock vested on the first anniversary of the date of grant, 33 1/3% of the shares of restricted common stock vested on the second anniversary of the date of grant and 33 1/3% of the shares of restricted common stock will vest on the third anniversary of the date of grant in each case, so long as the director continues to serve on the Board through such date, and b) for the shares granted on August 3, 2018: 33 1/3% of the shares of restricted common stock will vest on the first anniversary of the date of grant, 33 1/3% of the shares of restricted common stock will vest on the second anniversary of the date of grant and 33 1/3% of the shares of restricted common stock will vest on the third anniversary of the date of grant in each case, so long as the director continues to serve on the Board through such date.

Vote Required

The nominees for election as Class II directors at the annual meeting who receive the greatest number of votes cast by the stockholders, a plurality, will be elected as our Class II directors. As a result, broker non-votes and abstentions will not be counted in determining which nominees received the largest number of votes cast. You may vote “FOR” the nominees, “AGAINST” the nominees or withhold your vote for the nominees.

Board Recommendation

Our Board of Directors recommends a vote “FOR” the Class II director nominees to the Board.

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Proposal 2

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

The Audit Committee has selected Moss Adams LLP (“Moss Adams”), independent registered public accounting firm, to audit our consolidated financial statements for the fiscal year ending December 31, 2019. Moss Adams served as our independent registered public accounting firm for the fiscal years ended December 31, 2018 and 2017. Hein & Associates, LLP (“Hein”) served as our independent registered public accounting firm for the fiscal years ended December 31, 2016, 2015, 2014 and 2013. We are asking the stockholders to ratify the appointment of Moss Adams as our independent registered public accounting firm for the fiscal year ending December 31, 2019. Moss Adams was appointed by the Audit Committee in accordance with its charter.

In the event stockholders fail to ratify the appointment, the Audit Committee may reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee determines that such a change would be in our and our stockholders’ best interests.

The Audit Committee has approved all services provided by Moss Adams. Representatives of Moss Adams plan to attend the annual meeting and will be available to answer appropriate questions. Its representatives also will have an opportunity to make a statement at the meeting if they so desire, although it is not expected that any statement will be made.

Audit Fees

The following table sets forth the fees incurred by us in fiscal years 2018 and 2017 for services performed by Moss Adams LLP and Hein & Associates, LLP:

	December 31, 2018 (2)	December 31, 2017 (1)
Audit Fees	$210,353	$210,439
Audit-Related Fees		—
Tax Fees		—
All Other Fees	6,782	—
Total	$217,135	$210,439

(1)	Hein & Associates, LLP incurred $24,465 in audit fees and Moss Adams LLP incurred $104,163 in audit fees for the year ended December 31, 2017.

(2)	All fees were incurred by Moss Adams.

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Change in Registrant’s Certifying Accountant

Hein’s audit report on the financial statements as of and for the years ended December 31, 2016 and 2015 contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. In addition, at no point during the two fiscal years ended December 31, 2016 and 2015 or the subsequent interim period through November 16, 2017 were there any disagreements with Hein on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreement(s), if not resolved to the satisfaction of Hein, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports.

As previously disclosed in Item 9A of the Company’s Form 10-K filed on March 31, 2017 for the fiscal year ended December 31, 2016, we identified one material weakness in internal control over financial reporting relating to the lack of staffing and appropriate accounting expertise within its accounting department. Management believes the lack of accounting and financial personnel amounts to a material weakness in its internal control over financial reporting and their ability to adequately prepare financial statements and disclosures, and a lack of accounting expertise to appropriately apply GAAP for complex and non-routine transactions. The same material weakness was also identified and disclosed in Item 9A of the Company’s Form 10-K filed on March 18, 2016 for the fiscal year ended December 31, 2015. No other “reportable events” as such term is defined in Item 304(a)(1)(v) of Regulation S-K have occurred during the two prior fiscal years. This material weakness was remediated as of December 31, 2017.

Hein was provided a copy of the above disclosures and furnished the Company with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of the letter from Hein dated November 17, 2017 was attached hereto as Exhibit 16.1 to our Current Report on Form 8-K filed on the same date.

During the fiscal years ended December 31, 2016 and 2015 and the subsequent interim period prior to the engagement of Moss Adams, the Company did not consult with Moss Adams regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements and neither a written report was provided to the Company or oral advice was provided that Moss Adams concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement as defined in (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions to Item 304 of Regulation S-K or a reportable event as that term is defined in (a)(1)(v) of Item 304 of Regulation S-K.

Audit Committee Report

The Audit Committee assists our Board of Directors in overseeing (i) the integrity of our financial statements, (ii) our compliance with legal and regulatory requirements, (iii) the independent auditor’s qualifications and independence, and (iv) the performance of our internal auditors (or other personnel responsible for the internal audit function) and independent auditor. In so doing, it is the responsibility of the committee to maintain free and open communication between the directors, the independent auditor and our financial management. The committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for us. The independent auditor reports directly to the committee.

Management is responsible for the preparation, presentation, and integrity of our consolidated financial statements, accounting and financial reporting principles, internal control over financial reporting, and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. Management is also responsible for objectively reviewing and evaluating the adequacy, effectiveness, and quality of our system of internal control over financial reporting. Our independent auditor, Moss Adams LLP, is responsible for performing an independent audit of the consolidated financial statements.

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The committee’s responsibility is to monitor and oversee these processes and the engagement, independence and performance of our independent auditor. The committee relies, without independent verification, on the information provided to it and on the representations made by management and the independent auditor.

The committee has met with our independent auditor and discussed the overall scope and plans for their audit. The committee met with the independent auditor to discuss matters required to be discussed with audit committees under generally accepted auditing standards, including, among other things, matters related to the conduct of the audit of our consolidated financial statements and the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

Our independent auditor also provided to the committee the written disclosures and the letter required by applicable standards of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the committee concerning independence, and the committee discussed with the independent auditor its independence. When considering the independence of Moss Adams LLP, the committee considered the non-audit services provided to the Company by the independent auditor and concluded that such services are compatible with maintaining the auditor’s independence.

The committee has reviewed and discussed our audited consolidated financial statements for the fiscal year ended December 31, 2018 with management and Moss Adams LLP. Based on the committee’s review of the audited consolidated financial statements and the meetings and discussions with management and the independent auditors, and subject to the limitations on the committee’s role and responsibilities referred to above and in the Audit Committee Charter, the committee recommended to our Board of Directors that our audited consolidated financial statements be included in our Annual Report on Form 10-K as filed with the SEC.

AUDIT COMMITTEE

James R. Lines

Robert Iversen

Michael V. Ronca

Audit Pre-Approval Policy

The charter of the Audit Committee and its pre-approval policy require that the Audit Committee review and pre-approve the Company’s independent registered public accounting firm’s audit fees, audit-related fees, tax fees and fees for other services. The Chairman of the Audit Committee has the authority to grant pre-approvals, provided such approvals are within the pre-approval policy and are presented to the Audit Committee at a subsequent meeting. For the year ended December 31, 2018, the Audit Committee approved 100% of the services described above under the captions “Audit Fees,” “Audit Related Fees,” “Tax Fees” and “All Other Fees.”

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Vote Required

The approval of the ratification of the appointment of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019 requires the affirmative vote of the holders of a majority of the shares represented at the meeting, in person or by proxy, and entitled to vote. As a result, abstentions will have the same practical effect as votes against this proposal. Broker non-votes will have no effect on the outcome of this proposal. However, because brokers generally have discretionary authority to vote on the ratification of our independent auditors, broker non-votes are generally not expected to result from the vote on this proposal. For the approval of the ratification of the appointment of Moss Adams, you may vote “FOR” or “AGAINST” or abstain from voting.

Board Recommendation

The Board recommends that you vote “FOR” the ratification of appointment of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019.

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OTHER INFORMATION

Principal Stockholders

The following table presents certain information as of June 10, 2019, as to:

●	each stockholder known by us to be the beneficial owner of more than five percent of our outstanding shares of common stock,

●	each director and director nominee,

●	each executive officer named in the Summary Compensation Table, and

●	all current directors and named executive officers as a group.

Name and Address of Beneficial Owner	Numbers of Shares of Common Stock Beneficially Owned	% of Common Stock Outstanding (1)
G. Troy Meier (2)	10,366,264	41.2%
Annette Meier (3)	10,265,948	40.9%
Christopher D. Cashion (4), (10)	373,538	1.5%
James R.Lines (6), (7)	112,235	*
Robert Iversen (5), (8)	267,620	1.1%
Michael V. Ronca (4), (9)	208,147	*
Executive Officers and Directors as a group (6 persons)	11,685,295	45.4%

*	Less than 1%

(1)	Based on 25,034,763 shares outstanding as of June 10, 2019. Unless otherwise noted, the address for the holder is 1583 South 1700 East, Vernal, Utah 84078.

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(2)	Includes (i) 5,641,510 shares of common stock indirectly owned through his ownership in Meier Family Holding Company, LLC, and (ii) 3,173,350 shares of common stock indirectly owned through his ownership in Meier Management Company, LLC. Also includes 232,626 shares of vested restricted common stock, 152,437 shares of unvested restricted common stock, and 72,744 shares issuable pursuant to vested stock options. 69,020 shares of the unvested restricted stock will vest on November 10, 2019. The remainder of the unvested restricted stock will vest equally on December 18, 2019, December 18, 2020, and December 18, 2021.

(3)	Includes (i) 5,641,510 shares of common stock indirectly owned through her ownership in Meier Family Holding Company, LLC, and (ii) 3,173,350 shares of common stock indirectly owned through her ownership in Meier Management Company, LLC. Also includes 177,616 shares of vested restricted common stock, 115,437 shares of unvested restricted common stock, and 64,438 shares issuable pursuant to vested stock options. 51,463 shares of the unvested restricted stock will vest on November 10, 2019. The remainder of the unvested restricted stock will vest equally on December 18, 2019, December 18, 2020, and December 18, 2021.

(4)	Includes (a)76,135 of restricted common stock that vests in accordance with the following vesting schedule: 33 1/3% of the shares of restricted common stock vested on November 10, 2017, 33 1/3% of the shares of restricted common stock vested on November 10, 2018, and 33 1/3% of the shares of restricted common stock will vest on November 10, 2019, (b) 93,023 of restricted common stock that vests in accordance with the following vesting schedule: 33 1/3% of the shares of restricted common stock vested on December 4, 2018, 33 1/3% of the shares of restricted common stock will vest on December 4, 2019, and 33 1/3% of the shares of restricted common stock will vest on December 4, 2020, and (c) 65,753 of restricted common stock that vests in accordance with the following vesting schedule: 33 1/3% of the shares of restricted common stock will vest on August 3, 2019, 33 1/3% of the shares of restricted common stock will vest on August 3, 2020, and 33 1/3% of the shares of restricted common stock will vest on August 3, 2021.

(5)	Includes (a) 54,380 of restricted common stock that vests in accordance with the following vesting schedule: 33 1/3% of the shares of restricted common stock vested on November 10, 2017, 33 1/3% of the shares of restricted common stock vested on November 10, 2018, and 33 1/3% of the shares of restricted common stock will vest on November 10, 2019, (b) 58,140 of restricted common stock that vests in accordance with the following vesting schedule: 33 1/3% of the shares of restricted common stock vested on December 4, 2018, 33 1/3% of the shares of restricted common stock will vest on December 4, 2019, and 33 1/3% of the shares of restricted common stock will vest on December 4, 2020. Also includes 41,095 of restricted common stock that vests in accordance with the following vesting schedule: 33 1/3% of the shares of restricted common stock will vest on August 3, 2019, 33 1/3% of the shares of restricted common stock will vest on August 3, 2020, and 33 1/3% of the shares of restricted common stock will vest on August 3, 2021.

(6)	Includes 58,140 of restricted common stock that vests in accordance with the following vesting schedule: 33 1/3% of the shares of restricted common stock vested on December 4, 2018, 33 1/3% of the shares of restricted common stock will vest on December 4, 2019, and 33 1/3% of the shares of restricted common stock will vest on December 4, 2020. Also includes 41,095 of restricted common stock that vests in accordance with the following vesting schedule: 33 1/3% of the shares of restricted common stock will vest on August 3, 2019, 33 1/3% of the shares of restricted common stock will vest on August 3, 2020, and 33 1/3% of the shares of restricted common stock will vest on August 3, 2021.

(7)	The address of Mr. Lines is 1110 Ransom Road, Lancaster, New York 14086.

(8)	The address of Mr. Iversen is 4928 FM 1374 Road, Huntsville, Texas 77340.

(9)	The address of Mr. Ronca is 17318 Chagall Lane, Spring, Texas 77379.

(10)	The address of Mr. Cashion is 20615 Sundance Springs Lane, Spring, Texas 77379

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Executive Officers and Key Employees

Our executive officers serve at the direction of our Board of Directors. All of our executive officers and key employees are listed in the following table, and certain information concerning those officers, except for Mr. Meier and Ms. Meier, who are also members of the Board of Directors, follows the table:

Name	Age	Position
G. Troy Meier	57	Board Chair, Class III Director and Chief Executive Officer
Annette Meier	56	Class II Director, President and Chief Operating Officer
Christopher D. Cashion	63	Chief Financial Officer

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Christopher D. Cashion. Mr. Cashion has over 38 years of experience in the fields of accounting, finance and private equity. Mr. Cashion joined us in March 2014 to serve as our Chief Financial Officer on a full-time basis. Previously, Mr. Cashion worked as an independent financial and business consultant since 1998. From January 2013 through February 2014, Mr. Cashion was the Chief Financial Officer for Surefire Industries USA LLC, a Houston-based hydraulic fracturing equipment manufacturing company. Previously, from January 2005 to August 2012, Mr. Cashion provided chief financial officer services to five start-up portfolio companies owned by the Shell Technology Venture Fund, a private equity fund. Prior to his tenure with the start-up portfolio companies, Mr. Cashion worked for the First Reserve Corporation, a private equity firm, from 1991 to 1993. Mr. Cashion worked with Baker Hughes, Inc. from 1981 to 1991 and with Ernst & Young from 1977 to 1981. Mr. Cashion holds a B.S. in Accounting from the University of Tennessee and an M.B.A. in Finance and International Business from the University of Houston. Mr. Cashion has been a Certified Public Accountant since 1979.

Named Executive Officer Compensation

Summary Compensation Table. The following table summarizes the compensation of our principal executive officer, as well as our other two most highly compensated executive officers, for the fiscal years ended December 31, 2018 and 2017. We refer to these individuals throughout this proxy statement as the “named executive officers.”

Summary Compensation Table for Fiscal Years Ended December 31, 2018 and 2017

Name and Principal Position	Year	Salary		Bonus		Stock Awards (7)		Option Awards	Non-Equity Incentive Plan Compensation	All Other Compensation		Total
G. Troy Meier	2018	$475,000		$393,614	(2)	$105,106	(8)	$—	$—	$11,773	(11)	$985,493
Chief Executive Officer	2017	$332,500	(1)	$701,219	(3)	$—		$—	$—	$12,271	(11)	$1,045,990
Annette Meier	2018	$425,000		$323,142	(4)	$80,608	(8)	$—	$—	$6,306	(12)	$835,056
President and Chief Operating Officer	2017	$297,500	(1)	$584,906	(5)	$—		$—	$—	$7,934	(12)	$890,340
Christopher Cashion	2018	$300,000		$—		$122,301	(9)	$—	$—	$12,756	(13)	$435,057
Chief Financial Officer	2017	$210,000	(1)	$97,031	(6)	$120,000	(10)	$—	$—	$12,003	(13)	$439,034

(1)	For 2017, Mr. Meier, Ms. Meier, and Mr. Cashion’s annual base salaries were $475,000, $425,000 and $300,000, respectively, and were reduced for the entire year by 30% due to the downturn in the oil and gas industry.

(2)	Relates to $227,394 bonus made in 2018 in lieu of granting annual incentive compensation awards. Also relates to $166,250 bonus made in 2018. $207,450 was applied to the annual interest on the related party note receivable. See Note 8 - Related Party Transactions to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2018.

(3)	Relates to $368,719 bonus earned in 2014 and paid in 2017. Also relates to $332,500 bonus made in 2017 in lieu of granting annual incentive compensation awards. Both bonuses were used to pay down interest and principal on related party note receivable. See Note 8 - Related Party Transactions to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2018.

(4)	Relates to $174,392 bonus made in 2018 in lieu of granting annual incentive compensation awards. Also relates to $148,750 bonus made in 2018. $170,296 was applied to the annual interest on the related party note receivable. See Note 8 - Related Party Transactions to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2018.

(5)	Relates to $329,906 bonus earned in 2014 and paid in 2017. Also relates to $255,000 bonus made in 2017 in lieu of granting annual incentive compensation awards. Both bonuses were used to pay down interest and principal on related party note receivable. See Note 8 - Related Party Transactions to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2018.

(6)	Relates to bonus earned in 2014 and paid in 2017.

(7)	Reflects the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. See Note 10 Share-Based Compensation to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2018.

(8)	The grant date fair value for restricted stock awards in 2018 was based on the average price of our common stock on the grant date (December 18, 2018), which was $1.26 per share. The restricted stock awards will vest in accordance with the following vesting schedule: 33 1/3% of the shares of restricted common stock will vest on December 18, 2019, 33 1/3% of the shares of restricted common stock will vest on December 18, 2020 and 33 1/3% of the shares of restricted common stock will vest on December 18, 2021.

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(9)	The grant date fair value for restricted stock awards in 2018 was based on the average price of our common stock on the grant date (August 3, 2018), which was $1.86 per share. The restricted stock awards will vest in accordance with the following vesting schedule: 33 1/3% of the shares of restricted common stock will vest on August 3, 2019, 33 1/3% of the shares of restricted common stock will vest on August 3, 2020 and 33 1/3% of the shares of restricted common stock will vest on August 3, 2021.

(10)	The grant date fair value for restricted stock awards in 2017 was based on the closing price of our common stock on the grant date (December 4, 2017), which was $1.29 per share. The restricted stock awards will vest in accordance with the following vesting schedule: 33 1/3% of the shares of restricted common stock vested on December 4, 2018, 33 1/3% of the shares of restricted common stock will vest on December 4, 2019 and 33 1/3% of the shares of restricted common stock will vest on December 4, 2020.

(11)	Represents certain company paid health care costs for G. Troy and Annette Meier, life insurance costs, and personal use of a company vehicle.

(12)	Represents life insurance costs and personal use of a company vehicle.

(13)	Represents certain company paid health care costs and life insurance costs.

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Narrative Disclosure to Summary Compensation Table. See the footnotes to the Summary Compensation Table and “Employment Agreements and Potential Benefits Upon Termination or Change-in-Control” for narrative disclosure with respect to the table, as well as the below discussion.

Outstanding Equity Awards for Year Ended December 31, 2018

The following table shows the number of shares covered by exercisable and unexercisable stock awards held by our named executive officers on December 31, 2018.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h) (1)		(i)	(j)

G. Troy Meier (6)	22,033	—	—	1.90	03/04/2021
	22,844	—	—	1.84	03/18/2021
	27,867	—	—	1.51	03/31/2021
						69,020	$66,949	(2)	—	—
						83,417	$105,105	(3)	—	—

Annette Meier (6)	19,517	—	—	1.90	03/04/2021
	20,236	—	—	1.84	03/18/2021
	24,685	—	—	1.51	03/31/2021
						51,463	$49,919	(2)	—	—
						63,974	$80,607	(3)	—	—

Christopher Cashion (7)	11,995	—	—	1.73	03/04/2026
	12,416	—	—	1.67	03/18/2026
	15,057	—	—	1.37	03/31/2026
						25,429	$24,666	(2)	—	—
						62,046	$80,039	(4)	—	—
						65,753	$122,301	(5)

(1)	See Note 10 – Share-Based Compensation in the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2018.

(2)	The grant date fair value for restricted stock awards is based on the closing price of our common stock on the grant date (November 10, 2016), which was $0.97 per share. The restricted stock awards have the following vesting schedule: 33 1/3% of the shares of restricted common stock vested on November 10, 2017, 33 1/3% of the shares of restricted common stock vested on November 10, 2018 and 33 1/3% of the shares of restricted common stock will vest on November 10, 2019.

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(3)	The grant date fair value for restricted stock awards is based on the average price of our common stock on the grant date (December 18, 2018), which was $1.26 per share. The restricted stock awards will vest in accordance with the following vesting schedule: 33 1/3% of the shares of restricted common stock vested on December 18, 2019, 33 1/3% of the shares of restricted common stock will vest on December 18, 2020 and 33 1/3% of the shares of restricted common stock will vest on December 18, 2021.

(4)	The grant date fair value for restricted stock awards is based on the closing price of our common stock on the grant date (December 4, 2017), which was $1.29 per share. The restricted stock awards will vest in accordance with the following vesting schedule: 33 1/3% of the shares of restricted common stock vested on December 4, 2018, 33 1/3% of the shares of restricted common stock will vest on December 4, 2019 and 33 1/3% of the shares of restricted common stock will vest on December 4, 2020.

(5)	The grant date fair value for restricted stock awards is based on the average price of our common stock on the grant date (August 3, 2018), which was $1.86 per share. The restricted stock awards will vest in accordance with the following vesting schedule: 33 1/3% of the shares of restricted common stock will vest on August 3, 2019, 33 1/3% of the shares of restricted common stock will vest on August 3, 2020 and 33 1/3% of the shares of restricted common stock will vest on August 3, 2021.

(6)	During March 2016, each of the named executive officers agreed to receive awards of stock options in lieu of base salary. The grant date fair value for the stock option awards was based on the closing price of our common stock on the grant date of a) March 4, 2016, which was $1.90 per share; b) March 18, 2016, which was $1.84 per share; and c) March 31, 2016, which was $1.51 per share. All options vested 100% on the grant date and have a ten year term expiring on March 4, 2021, March 18, 2021 and March 31, 2021, respectively. The fair value of the vested stock options were calculated using the Black-Scholes model with a volatility and discount rate over the expected term of each employee.

(7)	During March 2016, the named executive officer agreed to receive awards of stock options in lieu of base salary. The grant date fair value for the stock option awards was based on the closing price of our common stock on the grant date of a) March 4, 2016, which was $1.73 per share; b) March 18, 2016, which was $1.67 per share; and c) March 31, 2016, which was $1.37 per share. All options vested 100% on the grant date and have a ten year term expiring on March 4, 2026, March 18, 2026 and March 31, 2026, respectively. The fair value of the vested stock options were calculated using the Black-Scholes model with a volatility and discount rate over the expected term of each employee.

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Employment Agreements and Potential Benefits Upon Termination or Change-in-Control.

In connection with our initial public offering, we planned to enter into employment agreements with each of our named executive officers, and the forms of those agreements were filed with the SEC as exhibits to our registration statement on Form S-1. However, management and the Board have continued to discuss and negotiate the final terms of those agreements and as of the date hereof, the agreements have not been executed. As a result, none of the named executive officers currently has a contractual right to any of the benefits described below. The employment agreements to be entered into with our named executive officers will provide for, among other things, the payment of base salary, reimbursement of certain costs and expenses, and for each named executive officer’s participation in our bonus plan and employee benefit plans.

With the exception of G. Troy Meier’s and Annette Meier’s employment agreements, each agreement will provide for a term of employment commencing on the date of the agreement and continuing (a) until we or the executive provide 30-days written notice of termination to the other party, (b) upon termination by us for cause, or (c) upon the executive’s death or disability. Except with respect to certain items of compensation, as described below, the terms of each agreement will be similar in all material respects.

In addition to the base salaries shown above,

●	Mr. Meier’s employment agreement provides for an annual review by our Board of Directors, and a performance bonus of 70% to 110% of his base salary based on criteria to be established by the Compensation Committee and participate in our incentive plans.

●	Ms. Meier’s employment agreement provides for an annual review by our Board of Directors, and a performance bonus of 70% to 110% of her base salary based on criteria to be established by the Compensation Committee and participate in our incentive plans.

●	Mr. Cashion’s employment agreement entitles him to receive up to a performance bonus based on criteria established by the Compensation Committee, and to participate in our incentive plans.

Each of the Meiers’ employment agreements will provide for customary and usual fringe benefits generally available to our executive officers, and reimbursement for reasonable out-of-pocket business expenses, including the use of a company vehicle.

Change of Control Provisions. Each named executive officer’s employment agreement will also provide that in the event of a Change in Control (as defined below), during the term of executive’s employment, (a) we are obligated to pay such executive a single lump sum payment, within 30 days of the termination of such executive officer’s employment, equal to one year salary, and (b) the executive’s equity awards, if any, shall immediately vest. “Change in Control” means approval by our stockholders of:

(1) (a) a reorganization, merger, consolidation or other form of corporate transaction or series of transactions, in each case, with respect to which persons who were our stockholders immediately prior to such transaction do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company’s then outstanding voting securities, in substantially the same proportions as their ownership immediately prior to such transaction, (b) our liquidation or dissolution, or (c) the sale of all or substantially all of our assets (unless such reorganization, merger, consolidation or other corporate transaction, liquidation, dissolution or sale is subsequently abandoned); or

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(2) the acquisition in a transaction or series or transactions by any person, entity or “group”, within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, of more than 50% of either the then outstanding shares of common stock or the combined voting power of our then outstanding voting securities entitled to vote generally in the election of directors (a “Controlling Interest”), excluding any acquisitions by (a) us or our subsidiaries, (b) any person, entity or “group” that as of the date of the amendments to the employment agreements owns beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act of a Controlling Interest, or (c) any of our employee benefit plans.

G. Troy Meier’s and Annette Meier’s employment agreements will provide that (a) the non-competition covenant does not apply following the termination of employment if their employment is terminated without cause or for good reason, (b) the non-solicitation of employees covenant applies with respect to any current employee or any former employee who was employed by us within the prior six months, and (c) the non-solicitation of customers covenant applies to all actual or targeted prospective clients of ours to the extent solicited on behalf of any person or entity in connection with any business competitive with our business.

As consideration and compensation to our executive officers for, and subject to each executive officer’s adherence to, the above covenants and limitations, we have agreed to continue to pay the executive officer’s base salary in the same manner as if they continued to be employed by us during the one-year non-competition period following the executive officer’s termination.

Payments on Termination. Except as noted above, upon termination of employment under these agreements, (a) we are only required to pay each executive officer that portion of their respective annual base salary that have accrued and remain unpaid through the effective date of the executive officer’s termination, and (b) we have no further obligation whatsoever to the executive officer other than reimbursement of previously incurred expenses which are appropriately reimbursable under our expense reimbursement policy. However, if employment termination is due to the executive’s death, we will continue to pay the executive’s annual base salary for the period through the end of the calendar month in which death occurs to the executive’s estate.

Certain Relationships and Related Party Transactions

Related Party Transactions

Notes Payable

In 2014, the Company issued notes payable to related parties in the amount of $2 million. The notes bear interest at 7.5% and were scheduled to mature on January 2, 2017. The Company did not pay these notes upon maturity as the Company and the related parties informally agreed to offset these notes payable with the related-party note receivable. During the year ended December 31, 2017, the Company made principal payments and interest payments of $80,000 related to the notes payable. Additionally, the Company applied $207,942 in principal and interest due to the Company on the related party note receivable (see Note 8 – Related Party Transactions in our Annual Report on Form 10-K for the year ended December 31, 2018) during the year ended December 31, 2017 and reduced the balance to $0 as of December 31, 2017.

Related Party Note Receivable

The Company holds 8,267,860 shares as collateral for the Tronco Note (see Note 8 – Related Party Transactions in our Annual Report on Form 10-K for the year ended December 31, 2018).

Policies and Procedures for Related Party Transactions

Any request for us to enter into a transaction with an executive officer, director, principal stockholder or any of such persons’ immediate family members or affiliates, in which the amount involved exceeds $120,000, must first be presented to our audit committee for review, consideration and approval. All of our directors and executive officers are required to report to the audit committee chair any such related person transaction. In approving or rejecting the proposed agreement, our audit committee shall consider the facts and circumstances available and deemed relevant to the audit committee, including, but not limited to, costs and benefits to us, the terms of the transaction, the availability of other sources for comparable services or products, and, if applicable, the impact on a director’s independence. Our audit committee shall approve only those agreements that, in light of known circumstances, are in, or are not inconsistent with, our best interests and the best interests of our stockholders, as our audit committee determines in the good faith exercise of its discretion. If we should discover related person transactions that have not been approved, the audit committee will be notified and will determine the appropriate action, including ratification, rescission or amendment of the transaction.

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Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) reports they file.

To our knowledge, based solely on review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2018, our officers, directors and greater than 10% beneficial owners timely filed all required Section 16(a) reports.

Other Matters

Our Annual Report to Stockholders on Form 10-K covering the fiscal year ended December 31, 2018, our Quarterly Reports on Form 10-Q and other information are available on our website (www.sdpi.com) and may also be obtained by calling (435) 789-0594 or writing to the address below:

Superior Drilling Products, Inc.
P.O. Box 1656
Vernal, Utah 84078

The persons designated to vote shares covered by our Board of Directors’ proxies intend to exercise their judgment in voting such shares on other matters that may properly come before the meeting. Management does not expect that any matters other than those referred to in this proxy statement will be presented for action at the meeting.

Deadline for Receipt of Stockholder Proposals

If you want to present a proposal from the floor at the 2020 annual meeting of stockholders or nominate a person for election to the Board at such meeting, you must give us written notice no later than the close of business on May 4, 2020 and no earlier than the opening of business on April 3, 2020, and follow the procedures outlined in our Bylaws. If the date of the 2020 annual meeting of stockholders is more or less than 30 days from August 2, 2020, the one year anniversary of the 2019 annual meeting of stockholders, your notice of a proposal will be timely if we receive it no earlier than the opening of business on the 120th day before the actual date of such meeting and no later than the later of (i) the close of business on the 90th day before the actual date of such meeting and (ii) the close of business on the tenth day following the date on which a written statement setting forth the date of such meeting was mailed to the stockholders or the date on which it is first disclosed to the public.

If we do not receive notice of your proposal within this time frame, our management will use its discretionary authority to vote the shares it represents as the Board may recommend. You may request a copy of the provisions of the Bylaws governing the requirements for notice at the below address.

If instead of presenting your proposal or nominee at the meeting you want your proposal to be considered for inclusion in next year’s proxy statement, you must submit the proposal so that it is received by June 23, 2020 and it must set forth the specific information required by Rule 14a-8 or Rule 14a-18, as applicable, of Regulation 14A of the Exchange Act. If the date of the annual meeting of stockholders for the fiscal year ending December 31, 2019 is more than 30 days from August 2, 2020, the one year anniversary date of the 2019 annual meeting of stockholders, a notice will be timely if we receive it a reasonable time before we begin to print and send our proxy materials for such meeting.

In each case, your notice should be sent in writing to our Secretary at our principal executive offices at P.O. Box 1656, Vernal, Utah 84078.

Sincerely,

/s/ Annette Meier
Annette Meier
Secretary
June 14, 2019

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SUPERIOR DRILLING PRODUCTS, INC.
1583 SOUTH 1700 EAST
VERNAL, UT 84078

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

For All	Withhold All	For All Except
0	0	0

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

1. Election of Directors

Nominee

01 Annette Meier   02 James R. Lines

The Board of Directors recommends you vote FOR proposals 2 and 3.

	For	Against	Abstain
2 Proposal to ratify the appointment of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019.	0	0	0
3. In their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.	0	0	0
	0	0	0

For address change/comments, mark here. (see reverse for instructions)   0

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000340452_1 R1.0.1.15

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/ are available at www.proxyvote.com

SUPERIOR DRILLING PRODUCTS, INC.
Annual Meeting of Stockholders
August 2, 2019 9:00 AM
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint, G. Troy Meier, Annette Meier and Christopher D. Cashion or any of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of SUPERIOR DRILLING PRODUCTS, INC. that the Stockholder(s) is/are entitled to vote at the Annual Meeting of stockholder(s) to be held at 9:00 AM, MDT on August 2, 2019, at the Corporate office of Superior Drilling Products, Inc., 1583 South 1700 East, Vernal, Utah 84078 and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted as directed by the stockholder(s). If no such directions are made, this proxy will be voted For the election of the nominees listed on the reverse side for the board of directors and FOR proposal 2 and 3.

Address

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000340452_2 R1.0.1.15

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on August 2, 2019

SUPERIOR DRILLING PRODUCTS, INC.

SUPERIOR DRILLING PRODUCTS, INC.
1583 SOUTH 1700 EAST
VERNAL, UT 84078

Meeting Information

Meeting Type: Annual Meeting
For holders as of: May 31, 2019
Date: August 2, 2019 **Time:** 9:00 AM MDT
Location: Principal office of
Superior Drilling
Products, Inc.
1583 South 1700 East
Vernal, Utah 84078

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

0000340451_1 R1.0.1.15

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Annual Report 2. Notice & Proxy Statement

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com.*

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box markeds by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before July 19, 2019 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com.* Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

0000340451_2 R1.0.1.15

Voting items

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominee

01 Annette Meier

02 James R. Lines

The Board of Directors recommends you vote FOR proposals 2 and 3.

3. In their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.

0000340451_3 R1.0.1.15